Exhibit 10.1

(LOGO)                                                 Dah Sing Financial Centre
Dah Sing Bank                                          108 Gloucester Road,
                                                       Hong Kong

29th October, 2007

Private & Confidential
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Concord Camera HK Ltd.
14/F ADP Pentagon Centre
98 Texaco Road
Tsuen Wan
N.T.

For kind attention of
Mr. Wong Kim Fai Paul
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Dear Sirs,

Re:   Banking Facilities
------------------------

We have the pleasure to inform you that we will extend your banking facilities for another one-month time with expiry date amended to 30th November, 2007. Your existing facilities will be unchanged for this period. In the meantime, your facilities are under review and detailed facility letter will be issued immediately to you upon approval of our review.

Yours faithfully,
For and on behalf of
Dah Sing Bank, Limited

Henry P.H. Lau
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Authority Signature
Commercial Banking Division
VT/(3916)/hh

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Telephone: 2507 8866          Cable: Dahsingbank             Telex: 74063 DSB HX
               Fax: 2598 5052                  Website: www.dahsing.com